FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND
            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                       SUPPLEMENT DATED NOVEMBER 18, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

      The prospectus is amended by adding the following language:

      On November 18, 2003, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal whereby the assets of Franklin Aggressive Growth Securities Fund (Fund) will be acquired by, and in exchange for, shares of Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed on or about April 30, 2004. It is anticipated that in January of 2004, Fund contract owners of record on December 29, 2003, will receive a voting instruction card requesting their instructions to the insurance company shareholders on the Reorganization. A proxy statement, which explains the details of the Reorganization, will accompany the voting instruction card. The Fund will close to new investments, including exchanges into the Fund, effective after the close of business on April 23, 2004.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                       FGA P1103